Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.          )

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [   ]
Check the appropriate box:
[     ] Preliminary Proxy Statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

HSBC INVESTOR FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.

(3) Filing Party:

(4) Date Filed:

HSBC Investor Funds

HSBC Investor Growth and Income Fund
HSBC Investor Mid-Cap Fund

(HSBC Investor Funds, the “Trust,” and each of its respective series, a “Fund” and collectively, the “Funds”)

3435 Stelzer Road
Columbus, Ohio 43219-3035

April 1, 2005

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), I invite you to a special meeting of shareholders of the Trust scheduled for April 18, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time (the “Special Meeting”).

The purpose of the Special Meeting is to consider the following proposals:

(1)	for shareholders of the HSBC Investor Growth and Income Fund to (a) approve a new investment advisory agreement between the Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”); (b) approve a new sub-advisory agreement between the Adviser and Transamerica Investment Management, LLC; and (c) authorize the Board of Trustees of the HSBC Investor Growth and Income Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;
(2)	for shareholders of the HSBC Investor Mid-Cap Fund to (a) approve a new investment advisory agreement between the HSBC Investor Mid-Cap Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”); (b) approve a new sub-advisory agreement between the Adviser and Munder Capital Management; and (c) authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;
(3)	for shareholders of the HSBC Investor Mid-Cap Fund, to approve the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company; and
(4)	to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals are contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on April 18, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by either telephone or via the Internet.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE TRUST THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-800-782-8183.

Sincerely,
Richard A. Fabietti President HSBC Investor Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 18, 2005

To the Shareholders:

The HSBC Investor Funds (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), will hold a special meeting of its shareholders (the “Special Meeting”) on April 18, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the following purposes:

(1)	for shareholders of the HSBC Investor Growth and Income Fund to (a) approve a new investment advisory agreement between the Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”); (b) approve a new sub-advisory agreement between the Adviser and Transamerica Investment Management, LLC; and (c) authorize the Board of Trustees of the HSBC Investor Growth and Income Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;
(2)	for shareholders of the HSBC Investor Mid-Cap Fund to (a) approve a new investment advisory agreement between the HSBC Investor Mid-Cap Fund and HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”); (b) approve a new sub-advisory agreement between the Adviser and Munder Capital Management; and (c) authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to select and change investment sub-advisers and to enter into or materially amend investment sub-advisory agreements without obtaining the approval of shareholders;
(3)	for shareholders of the HSBC Investor Mid-Cap Fund, to approve the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company; and
(4)	to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on March 15, 2005 (the “Record Date”).

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as provided in your proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.
By Order of the Board of Trustees
Marc A. Schuman Secretary HSBC Investor Funds

April 1, 2005

HSBC Investor Funds

HSBC Investor Growth and Income Fund
HSBC Investor Mid-Cap Fund

(HSBC Investor Funds, the “Trust,” and each of its series, each a “Fund” and collectively, the “Funds”)

3435 Stelzer Road
Columbus, Ohio 43219-3035

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF HSBC INVESTOR FUNDS (the “Trust”), on behalf of each of its series named above (each a “Fund” and collectively, the “Funds”), to be voted at a special meeting of shareholders to be held on April 18, 2005, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the purposes set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Special Meeting.”

Proposal		Fund(s) Affected

1(a)	Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.	HSBC Investor Growth and Income Fund
(b)	Approval of Sub-Advisory Agreement between the HSBC Investments (USA) Inc. and Transamerica Investment Management, LLC.
(c)	Authorization for the Board of Trustees
and HSBC Investments (USA) Inc. to
select and change investment sub-advisers
and to enter into or materially amend
investment sub-advisory agreements
without obtaining shareholder approval.

2(a)	Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.	HSBC Investor Mid-Cap Fund
(b)	Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Munder Capital Management.
(c)	Authorization for the Board of Trustees
and HSBC Investments (USA) Inc. to
select and change investment sub-advisers
and to enter into or materially amend
investment sub-advisory agreements
without obtaining shareholder approval.

(3)	Approval of the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company.	HSBC Investor Mid-Cap Fund

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on March 15, 2005 (“Record Date”). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about April 1, 2005.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy up until the day of the Special Meeting, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of each of the Funds of the HSBC Investor Funds on the Record Date, shall constitute a quorum at the Special Meeting for purposes of each respective proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The most recent annual report of the Trust, including financial statements, for the fiscal year ended October 31, 2004 have been mailed previously to shareholders. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

BACKGROUND FOR PROPOSALS 1 AND 2

HSBC Investments (USA) Inc. (whose name was formerly HSBC Asset Management (Americas) Inc. and changed unrelated to this proxy) (the “Adviser”) currently serves as the investment adviser to the HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund. Due to a recent restructuring of HSBC Holdings plc (“HSBC”) global asset management business and HSBC's strategic decision to cease the direct management of U.S. equity products, the Adviser has recommended to the Board of Trustees that the Growth and Income Fund and Mid-Cap Fund each be restructured in a “manager of managers” format, similar to that already in place with respect to the HSBC Investor Overseas Equity, Opportunity, Growth and Value Funds, pursuant to which the Adviser would serve as investment manager of each of the Growth and Income Fund and Mid-Cap Fund and oversee the activities of sub-advisers that would be responsible for the day-to-day investment decisions of the Growth and Income Fund and the Mid-Cap Fund. As part of such proposal, the Adviser recommended that Transamerica Investment Management, LLC (“Transamerica”) be engaged as the initial sub-adviser to the Growth and Income Fund and that Munder Capital Management (“Munder”) be engaged as the initial sub-adviser to the Mid-Cap Fund.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”) acted on the Adviser's recommendations, approving (i) the proposed new manager-of-managers investment advisory contracts between the Adviser and the Trust on behalf of each of the Growth and Income Fund and Mid-Cap Fund, (ii) the proposed new sub -advisory contracts between the Adviser and Transamerica with respect to the Growth and Income Fund, and the Adviser and Munder with respect to the Mid-Cap Fund, and (iii) a proposal to seek shareholder approval to rely on the manager of managers exemptive order previously granted to the Trust authorizing the Adviser and the Trustees to replace sub-advisers in the future without the necessity of a separate shareholder vote. Proposal 1 seeks approval from the shareholders of the Growth and Income Fund for these actions and Proposal 2 seeks approval from the shareholders of the Mid-Cap Fund for these actions.

PROPOSAL 1
HSBC Investor Growth and Income Fund
(the “Growth and Income Fund”)
APPROVAL OF INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND AUTHORIZATION TO SELECT AND CHANGE SUB-ADVISERS

Proposal 1(a)—Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

The Adviser currently serves as the investment adviser for the Growth and Income Fund pursuant to an Investment Advisory Contract dated December 31, 1999 (amended and restated as of March 1, 2001) and Investment Advisory Contract Supplement dated December 9, 2000 (amended and restated as of March 1, 2001) (collectively, the “Current Agreement”). The Current Agreement is attached to this Proxy Statement as Exhibit A. Shareholders of the Growth and Income Fund are being asked to approve a new investment advisory contract (the “New Agreement”) between the Trust and the Adviser. The New Agreement is attached to this Proxy Statement as Exhibit B. The differences between the Current Agreement and the New Agreement are discussed below.

If approved by shareholders of the Growth and Income Fund, the New Agreement will become effective on April 18, 2005, or such later date as shareholder approval is received.

Proposal 1(b)—Approval of Investment Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Transamerica Investment Management, LLC with respect to the HSBC Investor Growth and Income Fund.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) approved, on behalf of the HSBC Investor Growth and Income Fund (the “Fund”) the proposed new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”) and Transamerica Investment

Management, LLC (“Transamerica”). The proposed Sub-Advisory Agreement with Transamerica is attached to this Proxy Statement as Exhibit E.

If approved by Shareholders of the Growth and Income Fund, the Sub-Advisory Agreement will become effective on April 18, 2005, or such later date as shareholder approval is received.

Proposal 1(c)—Approval of a “Manager-of-Managers” Arrangement for the Fund to Permit the Adviser to Enter Into, or Materially Amend, Sub-Advisory Agreement(s) Without Obtaining Shareholder Approval

Subject to the supervision and approval of the Board of Trustees and approval of the shareholders of the Fund, the Adviser is responsible for managing the assets of the Fund and is permitted under the terms of the Current Agreement and will be permitted under the New Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Proposal 1(b) requests your approval of a new sub-advisory agreement for the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also must also be presented for approval by the Fund's shareholders as required by the 1940 Act.

The Securities and Exchange Commission (“SEC”) has issued an exemptive order (the “Order”) on March 14, 2000 permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board of Trustees (including a majority of Independent Trustees), but without first obtaining shareholder approval. The Order provides that the Trust will directly pay each sub-adviser on behalf of the respective sub-advised Fund. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the HSBC Family of Funds. The Adviser and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

If approved by shareholders of the Growth and Income Fund, the Manager-of-Managers arrangement will become effective on April 18, 2005, or such later date as shareholder approval is received.

Why are these changes being recommended?

As a result of the changes to its business noted above, the Adviser will no longer actively manage U.S. equity products such as the Growth and Income Fund. Accordingly, the Adviser has recommended to the Board of Trustees that the Growth and Income Fund be restructured in a Manager-of-Managers format, pursuant to which the Adviser would, pursuant to the New Agreement, serve as investment manager of the Fund responsible for overseeing a sub-adviser, which would be responsible for the daily investment decisions for the Fund's portfolio. The Adviser has recommended that Transamerica be engaged as sub-adviser for these purposes, pursuant to the Sub-Advisory Agreement. The proposed Manager-of-Managers arrangement is expected to benefit shareholders in that it will allow the Adviser the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval.

How will the new arrangements affect the management of the Fund?

The Adviser would enter into a new Investment Advisory Contract (the “New Agreement”), the terms of which are substantially similar to the Current Agreement, except that the fee payable to the Adviser by the Fund as a percentage of the average daily value of the net assets of the Fund will decrease from 0.55% under the Current Agreement to 0.25% under the New Agreement. As sub-adviser, Transamerica will receive from the Fund a fee of 0.35% of the Fund's average daily net assets. Thus, the overall management fees payable by the Fund (including the fees paid both to the Adviser and to Transamerica) would increase by 0.05% from 0.55% to 0.60%. The Adviser, however, has agreed in writing to waive 0.05% of its advisory fee for a period of at least one year. After giving effect to the waiver, the total advisory fees payable by the Fund would remain the same at 0.55%.

While the other terms of the New Agreement will be substantially similar to those of the Current Agreement, the Adviser will no longer directly manage and make the daily buy and sell decisions for the Fund's portfolio, but instead will select and oversee the sub-adviser as opposed to managing the Fund directly. Transamerica, as the proposed sub-adviser, will be responsible for the day-to-day management of the Fund's investments.

The following table sets forth for the Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended October 31, 2004; (2) the aggregate amount of advisory fees that the Fund would have paid for the fiscal year ended October 31, 2004 if the New Agreement and Sub-Advisory Agreement had been in effect for that year; and (3) the difference between the amount of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Current Advisory Fees Paid for the Fiscal Year ended October 31, 2004	(2) New Aggregate Advisory Fees that would have been paid for the Fiscal Year ended October 31, 2004*	Difference Between (1) and (2) as a Dollar Amount*	Difference Between (1) and (2) as a Percentage*

$1,156,774	$1,156,774	$0	0%

*	The Adviser has agreed in writing to waive .05% of its advisory fee for a period of at least one year. Had the adviser not effected the waiver, new aggregate advisory fees would have been $1,261,935. The difference between the current advisory fees and new aggregate advisory fees as a dollar amount and as a percentage would be $105,161 and 9.09%, respectively.

The terms of the Current Agreement, the New Agreement, the Sub-Advisory Agreement with Transamerica, and the Manager-of-Managers arrangement are reviewed in greater detail below.

THE CURRENT AGREEMENT

Pursuant to the Current Agreement, the Adviser serves as the Fund's investment adviser. The Adviser has directly managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Current Agreement, the Adviser administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio.

The Current Agreement was approved by the sole shareholder at the time of the Fund's inception and was most recently renewed by the

Board of Trustees at a meeting held on December 13 and 14, 2004. It will continue in effect from year to year only if such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Current Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Current Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Current Agreement, the Adviser may make the day-to-day investment decisions for the Fund or delegate any or all of its responsibilities, subject to supervision by the Adviser, to one or more sub-advisers by obtaining shareholder approval. Regardless of whether it employs a sub-adviser, the Adviser continuously reviews, supervises and administers the Fund's investment program.

The Current Agreement provides that the Adviser shall not be liable for any mistake in judgment or in any other event, except a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. Under the Current Agreement as consideration for its services, the Adviser receives an annual fee of 0.55% of the Fund's average daily net assets.

THE NEW AGREEMENT

The overwhelming majority of the material provisions of the Current Agreement and the New Agreement are identical. The terms of the New Agreement are identical to the Current Agreement as they both relate to: (i) the duties of the Adviser as investment adviser for the Fund; (ii) the reports that the Adviser must furnish to the Fund; (iii) the standard of care that governs the Adviser in serving as investment adviser to the Fund; (iv) the duration; and (v) certain other provisions that are not material to the present purposes.

However, the New Agreement differs from the Current Agreement with regard to the fee that the Adviser will receive, decreasing from 0.55% of average daily net assets of the Fund under the Current Agreement, to 0.25% under the New Agreement. The Adviser, after engaging a sub-adviser to the Fund, will oversee the sub-adviser and will continuously review the services provided by the sub-adviser and the performance of the sub-adviser relating to the Fund.

If approved by the shareholders at the Special Meeting, the New Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one (1) year, provided that such continuation is specifically approved at least annually by a majority of the Trustees who are not Interested Persons of the Fund or the Adviser, as that term is defined in the 1940 Act.

The proposed New Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Trust. The New Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

THE SUB-ADVISORY AGREEMENT

Pursuant to the proposed Sub-Advisory Agreement, Transamerica would serve as the Fund's sub-adviser, subject to the supervision of the Adviser and the Board of Trustees.

In conformity with the stated policies of the Fund and pursuant to the Sub-Advisory Agreement, Transamerica would (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund.

If approved by the shareholders at the Special Meeting, the Sub-Advisory Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Sub-Advisory Agreement may be terminated: (i) at any time without penalty upon 30 days' written notice to the Sub-Adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (ii) at any time without penalty upon 30 days' written notice to the Sub-Adviser by the Adviser, or (iii) by the Sub-adviser upon 30 days written notice to the Fund or the Adviser. The Sub-Advisory Agreement provides that the

Sub-Adviser shall not be liable for any error of judgment or mistake of law, except a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, the Sub-Adviser will receive an annual fee of 0.35% of the Fund's average daily net assets.

Growth and Income Fund:

The following table sets forth for the HSBC Investor Growth and Income Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended October 31, 2004; (2) the aggregate amount of advisory fees that the Fund would have paid for the fiscal year ended October 31, 2004 if the New Investment Advisory Agreement and Sub-Advisory Agreement had been in effect for that year; and (3) the difference between the amount of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Current Advisory Fees Paid for the Fiscal Year ended October 31, 2004	(2) New Aggregate Advisory Fees that would have been paid for the Fiscal Year ended October 31, 2004*	Difference Between (1) and (2) as a Dollar Amount*	Difference Between (1) and (2) as a Percentage*

$1,156,774	$1,156,774	$0	0%

*	The Adviser has agreed in writing to waive .05% of its advisory fee for a period of at least one year. Had the adviser not effected the waiver, New Aggregate Advisory Fees would have been $1,261,935. The difference between the Current Advisory fees and New Aggregate Advisory Fees as a dollar amount and as a percentage would be $105,161 and 9.09%, respectively.

This description of the terms of the proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the proposed Sub-Advisory Agreement attached hereto as Exhibit E.

THE MANAGER-OF-MANAGERS ARRANGEMENT

Under the terms of the Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC.

For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Fund may implement the Manager-of-Managers arrangement for the Fund, as described above permitting the Adviser to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Fund consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the aggregate management and advisory fees of the Fund will be required to be approved by the shareholders of the Fund.

EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees, at its meeting on March 7 and 8, 2005, by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting), approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Transamerica, and the proposed Manager-of-Managers arrangement for the Fund. The Board of Trustees authorized the submission of these proposals to shareholders for approval.

The Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of these proposals. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to performance, advisory fees and other expenses of the Fund. The materials included comparisons of the Fund with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser, focusing particular attention on the proposed increase in total advisory fees from 0.55% to 0.60% of the Fund's average daily net assets. While recognizing the potential benefits to the Fund and its shareholders from approval of the proposals, the Trustees required that the Adviser agree in writing to waive 0.05% of its advisory fee for a period of at least one year, during which the Trustees could better assess the extent to which the expected benefits were likely to be realized. The Independent Trustees met separately with independent counsel to the Independent Trustees for a full review and discussion of the proposals. Following these discussions, the full Board of Trustees reconvened and approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Transamerica, and the proposed Manager-of-Managers arrangement.

Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the New Agreement and Sub-Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

      Nature, Extent, and Quality of Services Provided by Adviser and Transamerica

The Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Transamerica, in light of the high quality services provided to the other Manager-of-Manager mutual funds advised by the Adviser, and Transamerica's historic performance managing accounts having similar investment objectives as the Fund. The Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year. The Trustees concluded that the services to be provided by the Adviser and Transamerica are extensive and that the Adviser and Transamerica would deliver a high level of service to the Fund.

      Investment Performance of the Fund, Adviser and Transamerica

The Trustees considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as Transamerica's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups.

      Costs of Services and Profits Realized by the Adviser

The Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Fund. The Trustees also considered that the Adviser had negotiated the sub-advisory fee, on behalf the Fund and shareholders with Munder. The Trustees considered that, absent the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement, the combined management fees under the New Agreement and Sub-Advisory Agreement would increase the investment advisory fees of the Fund by 0.05% over historical fee levels, but concluded that the combined advisory fees payable to the Adviser and Transamerica are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

      Other Relevant Considerations

             Adviser Personnel

The Trustees considered the Adviser's representations regarding the Adviser's Manager-of-Managers staffing and capabilities to oversee Transamerica, and Transamerica's staffing and capabilities to manage the Fund. The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Transamerica.

THE ADVISER

Additional information on the Adviser may be found in this Proxy Statement under “GENERAL INFORMATION—Management and Other Service Providers.” Set forth in Exhibit C is certain information with respect to the executive officers and directors of the Adviser. Set forth in Exhibit D are fees and other information regarding certain other funds for which the Adviser also serves as investment manager in a Manager-of-Managers similar to that proposed for the Fund.

The following represents the fees paid by HSBC Investor Growth and Income Fund to HSBC affiliates during the most recent fiscal year for services provided to the Fund. It is intended that these services will continue to be provided by the respective affiliates.

Type of Fee	Amount paid during Fiscal Year ended October 31, 2004

Custodian Fees paid to HSBC	$56,717

Shareholder Services Fees paid to HSBC (all classes)	$14,789

TRANSAMERICA

Transamerica Investment Management, LLC is located at 1150 S. Olive Street, Suite 2700, Los Angeles, CA 90015. Transamerica is a wholly-owned subsidiary of Transamerica Investment Services, Inc. As of December 31, 2004, Transamerica had assets under management of $22.3 billion. The name, address and principal occupation of the principal executive officers of Transamerica are set forth in Exhibit F attached hereto.

Transamerica currently serves as the sub-adviser to the following funds having a similar investment objective as the Fund.

Fund Name	Asset Size	Base Advisory Fee

Transamerica Occidental Life Insurance Core Equity	$607.4 Million	0.20%*

Transamerica Premier Core Equity	$81.0 Million	0.75%

Transamerica Retirement Services Core Equity Fund	$162.7 Million	0.15%*

* Discounted advisory fee for internal separate account.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH AND INCOME FUND VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 1(a), 1(b), and 1(c).

PROPOSAL 2
HSBC Investor Mid-Cap Fund
(the “Mid-Cap Fund”)
APPROVAL OF INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND AUTHORIZATION TO SELECT AND CHANGE SUB-ADVISERS

Proposal 2(a)—Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

The Adviser currently serves as the investment adviser for the Mid-Cap Fund pursuant to an Investment Advisory Contract dated December 31, 1999 (amended and restated as of March 1, 2001) and Investment Advisory Contract Supplement dated June 30, 2000 (amended and restated as of March 1, 2001) (collectively, the “Current Agreement”). The Current Agreement is attached to this Proxy Statement as Exhibit G. Shareholders of the Mid-Cap Fund are being asked to approve a new investment advisory contract (the “New Agreement”) between the Trust and the Adviser. The New Agreement is attached to this Proxy Statement as Exhibit H. The differences between the Current Agreement and the New Agreement are discussed below.

If approved by shareholders of the Mid-Cap Fund, the New Agreement will become effective on April 18, 2005, or a later date as shareholder approval is received.

Proposal 2(b)—Approval of Investment Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Munder Capital Management with respect to the HSBC Mid-Cap Fund.

At a Board of Trustees meeting held on March 7 and 8, 2005, the Trustees of the Trust, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) approved, on behalf of the HSBC Investor Mid-Cap Fund (the “Fund”) the proposed new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between HSBC Investments (USA) Inc. (formerly HSBC Asset Management (Americas) Inc.) (the “Adviser”) and Munder Capital Management (“Munder”). The

proposed Sub-Advisory Agreement with Munder is attached to this Proxy Statement as Exhibit I.

If approved by shareholders of the Mid-Cap Fund, the Sub-Advisory Agreement will become effective on April 18, 2005, or a later date as shareholder approval is received.

Proposal 2(c)—Approval of a “Manager-of-Managers” Arrangement for the Fund to Permit the Adviser to Enter Into, or Materially Amend, Sub-Advisory Agreement(s) Without Obtaining Shareholder Approval

Subject to the supervision and approval of the Board of Trustees and approval of the shareholders of the Fund, the Adviser is responsible for managing the assets of the Fund and is permitted under the terms of the Current Agreement and will be permitted under the New Agreement, to engage sub-advisers to provide portfolio management services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. Proposal 2(b) requests your approval of a new sub-advisory agreement for the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also must also be presented for approval by the Fund's shareholders as required by the 1940 Act.

The Securities and Exchange Commission (“SEC”) has issued an exemptive order (the “Order”) on March 14, 2000 permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board of Trustees (including a majority of Independent Trustees), but without first obtaining shareholder approval. The Order provides that the Trust will directly pay each sub-adviser on behalf of the respective sub-advised fund. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Manager-of-Managers arrangement has previously been implemented by other funds in the HSBC Family of Funds. The Adviser and the Fund can operate the Fund as a Manager-of-Managers fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the Manager-of-Managers arrangement.

If approved by shareholders of the Mid-Cap Fund, the Manager-of-Managers arrangement will become effective on April 18, 2005, or a later date as shareholder approval is received.

Why are these changes being recommended?

As a result of the changes to its business noted above, the Adviser will no longer actively manage U.S. equity products such as the Mid-Cap Fund. Accordingly, the Adviser has recommended to the Trustees that the Mid-Cap Fund be restructured in a Manager-of-Managers format, pursuant to which the Adviser would, pursuant to the New Agreement, serve as investment manager of the Fund responsible for overseeing a sub-adviser, which would be responsible for the daily investment decisions for the Fund's portfolio. The Adviser has recommended that Munder be engaged as sub-adviser for these purposes, pursuant to the Sub-Advisory Agreement. The proposed Manager-of-Managers arrangement is expected to benefit shareholders in that it will allow the Adviser the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval.

How will the new arrangements affect the management of the Fund?

The Adviser would enter into a new Investment Advisory Contract (the “New Agreement”), the terms of which are substantially similar to the Current Agreement, except that the fee payable to the Adviser by the Fund as a percentage of the average daily value of the net assets of the Fund will decrease from 0.55% under the Current Agreement to 0.25% under the New Agreement. As sub-adviser, Munder will receive from the Fund a fee of 0.50% of the Fund's average daily net assets. Thus, the overall management fees payable by the Fund (including the fees paid both to the Adviser and to Munder) would increase by 0.20% from 0.55% to 0.75%. The Adviser, however, has agreed in writing to waive 0.20% of its advisory fee for a period of at least one year. After giving effect to the waiver, the total advisory fees payable by the Fund would increase by 0.15% to 0.70%.

While the other terms of the New Agreement will be substantially similar to those of the Current Agreement, the Adviser will no longer directly manage and make the daily buy and sell decisions for the

Fund's portfolio, but instead will select and oversee the sub-adviser as opposed to managing the Fund directly. Munder, as the proposed sub-adviser, will be responsible for the day-to-day management of the Fund's investments.

The following table sets forth for the Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended October 31, 2004; (2) the aggregate amount of advisory fees that the Fund would have paid for the fiscal year ended October 31, 2004 if the New Agreement and Sub-Advisory Agreement had been in effect for that year; and (3) the difference between the amount of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Current Advisory Fees Paid for the Fiscal Year ended October 31, 2004	(2) New Aggregate Advisory Fees that would have been paid for the Fiscal Year ended October 31, 2004*	Difference Between (1) and (2) as a Dollar Amount*	Difference Between (1) and (2) as a Percentage*

$734,735	$935,117	$200,382	27.27%

*	The Adviser has agreed in writing to waive .05% of its advisory fee for a period of at least one year. Had the adviser not effected the waiver, new aggregate advisory fees would have been $1,001,911. The difference between the current advisory fess and new aggregate advisory fees as a dollar amount and as a percentage would be $267,176 and 36.36%, respectively.

The terms of the Current Agreement, the New Agreement, the Sub-Advisory Agreement with Munder, and the Manager-of-Managers arrangement are reviewed in greater detail below.

THE CURRENT AGREEMENT

Pursuant to the Current Agreement, the Adviser serves as the Fund's investment adviser. The Adviser has directly managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Current Agreement, the Adviser administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the Fund's portfolio.

The Current Agreement was approved by the sole shareholder at the time of the Fund's inception and was most recently renewed by the Board of Trustees at a meeting held on December 13 and 14, 2004. It will continue in effect from year to year only if such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Current Agreement may be terminated as to the Fund at any time on sixty (60) days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Current Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the Current Agreement, the Adviser may make the day-to-day investment decisions for the Fund or delegate any or all of its responsibilities, subject to supervision by the Adviser, to one or more sub-advisers. Regardless of whether it employs a sub-adviser, the Adviser continuously reviews, supervises and administers the Fund's investment program.

The Current Agreement provides that the Adviser shall not be liable for any mistake in judgment or in any other event, except a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, the Adviser receives an annual fee of 0.55% of the Fund's average daily net assets.

THE NEW AGREEMENT

The overwhelming majority of the material provisions of the Current Agreement and the New Agreement are identical. The terms of the New Agreement are identical to the Current Agreement as they both relate to: (i) the duties of the Adviser as investment adviser for the Fund; (ii) the reports that the Adviser must furnish to the Fund; (iii) the standard of care that governs the Adviser in serving as investment adviser to the Fund; (vi) the duration; and (v) certain other provisions that are not material to the present purposes.

However, the New Agreement differs from the Current Agreement with regards to the fee that the Adviser will receive decreasing from 0.55% of average daily net assets of the Fund under the Current Agreement to 0.25% under the New Agreement. The Adviser, after engaging a sub-adviser to the Fund, will oversee the sub-adviser and will continuously review the services provided by the sub-adviser and the performance of the sub-adviser relating to the Fund.

If approved by the shareholders at the Special Meeting, the New Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one (1) year, provided that such continuation is specifically approved at least annually by a majority of the Trustees who are not Interested Persons of the Fund or the Adviser, as that term is defined in the 1940 Act.

The proposed New Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities, upon sixty (60) days written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty (60) days written notice to the Trust. The New Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

THE SUB-ADVISORY AGREEMENT

Pursuant to the proposed Sub-Advisory Agreement, Munder would serve as the Fund's sub-adviser, subject to the supervision of the Adviser and the Board of Trustees.

In conformity with the stated policies of the Fund and pursuant to the Sub-Advisory Agreement, Munder would (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund.

If approved by the shareholders at the Special Meeting, the Sub-Advisory Agreement will remain in effect for a two (2) year period following the date of such approval. Thereafter, the Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Sub-Advisory Agreement may be terminated: (i) at any time without penalty upon 30 days' written notice to Munder by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (ii) at any time without penalty upon 30 days' written notice to the Munder by the Adviser, or (iii) by the Munder upon 30 days written notice to the Fund or the Adviser. The Sub-Advisory Agreement provides that the Munder shall not be liable for any error of judgment or mistake of law, except a loss resulting from the Munder's willful misfeasance, bad faith or gross negligence in the performance of its duties. As consideration for its services, Munder will receive an annual fee of 0.50% of the Fund's average daily net assets.

Mid-Cap Fund:

The following table sets forth for the HSBC Investor Mid-Cap Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended October 31, 2004; (2) the aggregate amount of advisory fees that the Fund would have paid for the fiscal year ended October 31, 2004 if the New Investment Advisory Agreement and Sub-Advisory Agreement had been in effect for that year; and (3) the difference between the amount of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Current Advisory Fees Paid for the Fiscal Year ended October 31, 2004	(2) New Aggregate Advisory Fees that would have been paid for the Fiscal Year ended October 31, 2004*	Difference Between (1) and (2) as a Dollar Amount*	Difference Between (1) and (2) as a Percentage*

$734,735	$935,117	$200,382	27.27%

*	The Adviser has agreed in writing to waive .05% of its advisory fee for a period of at least one year. Had the adviser not effected the waiver, New Aggregate Advisory Fees would have been $1,001,911. The difference between the Current Advisory fees and New Aggregate Advisory Fees as a dollar amount and as a percentage would be $267,176 and 36.36%, respectively.

This description of the terms of the proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the form of the proposed Sub-Advisory Agreement attached hereto as Exhibit I.

THE MANAGER-OF-MANAGERS ARRANGEMENT

Under the terms of the Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC.

For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Fund may implement the Manager-of-Managers arrangement for the Fund described above permitting the Adviser to enter into or materially amend sub-advisory agreements. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Fund consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of the Fund will be required to be approved by the shareholders of the Fund.

EVALUATION BY THE BOARD

The Board of Trustees, at its meeting on March 7 and 8, 2005, by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting), approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Munder, and the proposed Manager-of-Managers arrangement. The Board authorized the submission of these proposals to shareholders for approval.

The Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of these proposals. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to performance, advisory fees and other expenses of the Fund. The materials included comparisons of the Fund with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of the Fund versus its benchmark.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser, focusing particular attention on the proposed increase in total advisory fees from 0.55% to 0.75% of the Fund's average daily net assets. While recognizing the potential benefits to the Fund and its shareholders from approval of the proposals, the Trustees required that the Adviser agree in writing to waive 0.05% of its advisory fee for a period of at least one year, during which the Trustees could better assess the extent to which the expected benefits were likely to be realized. The Independent Trustees met separately with independent counsel to the Independent Trustees for a full review and discussion of the proposals. Following these discussions, the full Board of Trustees reconvened and approved the New Agreement between the Trust and the Adviser for the Fund, the Sub-Advisory Agreement between the Adviser and Munder, and the proposed Manager-of-Managers arrangement.

Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the New Agreement and Sub-Advisory Agreement was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

      Nature, Extent, and Quality of Services Provided by Adviser and Munder

The Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Munder, in light of the high quality services provided to the other Manager-of-Manager mutual funds advised by the Adviser, and Munder's historic performance managing accounts having similar investment objectives as the Fund. The Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Fund, which could entail a substantial commitment of resources to the successful operation of the Fund, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year. The Trustees concluded that the services to be provided by the Adviser and Munder are extensive and that the Adviser and Munder would deliver a high level of service to the Fund.

      Investment Performance of the Fund, Adviser and Munder

The Trustees considered short- and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds, as well as Munder's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding the Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in the Fund's peer group.

      Costs of Services and Profits Realized by the Adviser

The Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Fund. The Trustees also considered that the Adviser had negotiated the sub-advisory fee, on behalf of the Fund and Shareholders with Transamerica. The Trustees considered that the combined management fees under the New Agreement and Sub-Advisory Agreement would increase the investment advisory fees of the Fund by 0.20% over historical fee levels (0.15% after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and Munder are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

      Other Relevant Considerations

             Adviser Personnel

The Trustees considered the Adviser's representations regarding the Adviser's Manager-of-Managers staffing and capabilities to oversee Munder, and Munder's staffing and capabilities to manage the Fund. The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Munder.

THE ADVISER

Additional information on the Adviser may be found in this Proxy Statement under “GENERAL INFORMATION—Management and Other Service Providers.” Set forth in Exhibit C is certain information with respect to the executive officers and directors of the Adviser. Set forth in Exhibit D are fees and other information regarding certain other funds for which the Adviser also serves as investment manager in a Manager-of-Managers format, similar to that proposed for the Fund.

The following represents fees paid by HSBC Investor Mid-Cap Fund to HSBC affiliates during the most recent fiscal year for services provided to the Fund. It is intended that these services will continue to be provided by the respective affiliates.

Type of Fee	Amount paid during Fiscal Year ended October 31, 2004

Custodian Fees paid to HSBC	$47,146

Shareholder Services Fees paid to HSBC (all Classes)	$21,343

MUNDER

Munder Capital Management, founded in 1985, is located at Munder Capital Center, 480 Pierce Street, Birmingham, MI, 48009-6063. Munder is a partnership of which approximately 88% of its interests are owned by Comerica, Incorporated, a publicly held bank holding company, and the remainder of its interests are owned by employee-shareholders. As of December 31, 2004, Munder had approximately $37.8 billion in assets under management. The name, address and principal occupation of the principal executive officers of Munder are set forth in Exhibit J.

Munder currently serves as the sub-adviser to the following fund having a similar investment objective as the Fund.

Fund Name	Asset Size	Base Advisory Fee

Munder Mid-Cap Select Fund	$290 million	0.75%

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP FUND VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 2(a), 2(b), and 2(c).

PROPOSAL 3
HSBC Investor Mid-Cap Fund
APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION ON PURCHASING SECURITIES ISSUED BY ANY REGISTERED INVESTMENT COMPANY

One of the Fund's current fundamental investment restriction prohibits the Fund from investing in other open-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

The fundamental investment restriction currently reads as follows:

The Fund shall not purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11); securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.)

Upon elimination of this fundamental investment restriction, the Fund would remain subject to a non-fundamental investment restriction which allows the Fund to invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the

Trust by the Securities and Exchange Commission. Specifically, the Fund would generally remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Further by eliminating the Fund's current restriction on investments in other investment companies, the Fund would be able to take advantage of the investment opportunities presented by certain exchange traded funds (“ETFs”) which are organized as open-end investment companies. The Fund would also be able to take advantage of an exemptive order provided to the Trust and the Fund's administrator, BISYS, pursuant to which the Fund may for short-term cash management purposes invest up to 25% of its total assets in shares of an affiliated money market fund. Therefore, the Board is recommending that this restriction be eliminated.

In order to amend or eliminate a Fund's fundamental investment restriction, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is recommending that shareholders approve the elimination of this fundamental investment restriction principally to (1) update an investment restriction that is more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions more to those of other series of the Trust.

Why are shareholders being asked to eliminate the Fund's fundamental investment restriction in this Proposal?

Because the current fundamental investment restriction prohibiting the Fund from investing in other open-end investment companies is more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, the current restriction unnecessarily limits investment strategies and cash management options, and may result in unnecessary operating inefficiencies and costs to the Fund. Accordingly, the Board believes that eliminating this fundamental investment restriction would be in the best interests of the Fund and its shareholders.

What effect will the proposed change to the Fund's Fundamental Investment Restriction have on the Fund?

The Fund would remain subject to a non-fundamental investment restriction which allows the Fund to invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission. The Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. Further by eliminating the Fund's current restriction on investments in other investment companies, this would enable the Fund to take advantage of the investment opportunities presented by those ETFs that are organized as open-end investment companies. Finally, the Fund would also be able to take advantage of an exemptive order provided to the Trust and the Fund's administrator, BISYS, pursuant to which the Fund may for short-term cash management purposes invest up to 25% of its total assets in shares of an affiliated money market fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP FUND VOTE “FOR” THE APPROVAL TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION DESCRIBED IN PROPOSAL 3.

TRANSFER AGENCY

BISYS acts as transfer agent for shares of the Funds.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about April 1, 2005. Only shareholders of record as of the close of business on the Record Date, March 15, 2005, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for each proposal.

Quorum & Voting Requirement

With regard to each of Proposals 1, 2 and 3, a majority of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposals. Approval of Proposals 1, 2 and 3 require the affirmative vote of a majority of the outstanding shares of each Fund, with all classes voting together. The term “a majority of the outstanding voting securities,” as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, (“1940 Act”) as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of each Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of each Fund's outstanding voting securities.

ADJOURNMENTS

In the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the Special Meeting. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of each of the Funds.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker “non-votes” will have the effect of a vote against a proposal.

PROXY SOLICITATION

Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be shared by the Adviser and the Funds. The costs of retaining such proxy solicitor is expected to be approximately $15,000.

SHARE INFORMATION

For each class of each Fund's shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS

HSBC Investor Funds

HSBC Investor Growth and Income Fund:

Class A Shares	155,689.665

Class B Shares	448,069.703

Class C Shares	4,766.799

Class Y Shares	21,579,982.500

HSBC Investor Mid-Cap Fund:

Class A Shares	211,278.794

Class B Shares	837,976.299

Class C Shares	11,378.774

Class Y Shares	12,658,202.540

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit K.

Exhibit A
Amended and Restated Master
INVESTMENT ADVISORY CONTRACT
HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

December 31, 1999
Amended and restated
March 1, 2001

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

This will confirm the agreement between the undersigned HSBC Investor Funds (the “Trust”) and HSBC Asset Management (Americas) Inc. (the “Adviser”) as follows:

      1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the “Funds”) as may be established and designated by the Trust's Board of Trustees (the “Board of Trustees”) from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the “Covered Funds”). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the “Prospectus”) relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the “Sponsor”), the Trust has employed the

Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

      2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

      3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

      (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

      4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

      The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

      The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

      (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

      (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

      (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

      (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

      5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

      6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day the New York Stock Exchange is open for trading.

      7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements (“includible expenses”), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

      8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party.

      (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

      9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

      10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

      11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

      12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

      13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the “Declaration”), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By Name: Title:
ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.

By Title:

INVESTMENT ADVISORY CONTRACT SUPPLEMENT
HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219
November    , 2000

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

      Re: HSBC Investor Growth and Income Fund

      This will confirm the agreement between the undersigned (the “Trust”) and HSBC Asset Management (Americas) Inc. (the “Adviser”) as follows:

      1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. HSBC Investor Growth and Income Fund (the “Fund”) is a separate investment portfolio of the Trust.

      2. The Trust and the Adviser have entered into an Investment Advisory Contract dated June 30, 2000 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

      3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

      4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

      5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.55% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

      6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund on November    , 2000 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

      7. If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By Name: Title:
ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.

By Title:

Exhibit B

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Portfolios
3435 Stelzer Road
Columbus, Ohio 43219

[            ], 2005

HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

      Re: HSBC Investor Growth and Income Fund

      This will confirm the agreement between the undersigned HSBC Investor Funds (the “Trust”) and HSBC Investments (USA) Inc. (the “Adviser”) as follows:

      1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Growth and Income Fund (the “Fund”) is a separate investment portfolio of the Trust.

      2. The Trust and the Adviser have entered into an Investment Advisory Contract dated [            ], 2003 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

      3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

      4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

      5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily

B-1

value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

      6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund on [            ], 2005 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By Name: Title:
ACCEPTED:

HSBC INVESTMENTS (USA) INC.

By Title:

B-2

Exhibit C

Executive Officers and Directors of HSBC Investments (USA) Inc.
(formerly HSBC Asset Management (Americas) Inc.)

Name and Address*	Principal Occupation

Edward J. Merkle	Managing Director, U.S. Fixed Income, HSBC Investments (USA) Inc.
Joseph A. DeMarco	Managing Director / Head of Equity Trading, HSBC Investments (USA) Inc.
Gregory H. Webster	Chief Executive Officer, HSBC Securities (USA) Inc.
Manuel L. Diaz	President & Manager, HSBC Private Bank International
Stephen J. Baker	Chief Executive Officer, HSBC Investments (USA) Inc.
Salvatore J. Iocolano	Chief Compliance Officer, HSBC Investments (USA) Inc.
Alain Dromer	Chief Executive Officer, HSBC Asset Management (Europe) Ltd.
Robert G. Aquilina	Chief Executive Officer, HSBC Private Bank Americas
Richard A. Fabietti	Head of Mutual Funds, HSBC Investments (USA) Inc.
Brendan McDonagh	Senior Executive Vice President, Retail & Commercial Banking, HSBC Bank USA, N.A.
Kevin Newman	Head of Personal Financial Services, HSBC Bank USA, N.A.

*	The address for Messrs. Merkle, DeMarco, Webster, Baker, Iocolano, Aquilina, Fabietti and Newman is 452 Fifth Avenue, New York, NY 10018. The address for Mr. Diaz is One Biscayne Tower, Miami, FL 33131; for Mr. Dromer is Level 21, 8 Canada Square, London E14 5HQ; and for Mr. McDonagh is One HSBC Center, Buffalo, NY 14203.

C-1

Exhibit D

Fund	Assets In Millions*	Total Fee Payable to Adviser

HSBC Investor Growth Fund(1)	$17.4	0.175%

HSBC Investor Opportunity Fund(2)	$17.4	0.250%

HSBC Overseas Equity Fund	$20.0	0.250%

HSBC Investor Value Fund(3)	$28.3	0.170%

*	As of October 31, 2004

D-1

Exhibit E

HSBC INVESTOR FUND
HSBC INVESTOR GROWTH AND INCOME FUND
SUB-ADVISORY AGREEMENT

AGREEMENT, effective commencing on                , 2005, between Transamerica Investment Management, LLC (the “Sub-adviser”) and HSBC Investments (USA) Inc. (the “Manager”).

WHEREAS, the Manager has been retained by HSBC Investor Funds, a Massachusetts business trust (the “Trust”) registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the HSBC Investor Growth and Income Fund (the “Fund”) pursuant to an Investment Advisory Contract dated                , 2005 (the “Advisory Agreement”);

WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or “interested persons,” as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration

Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In particular, the Sub-adviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Fund.

In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund. The Sub-adviser will determine what portion of the Fund shall be invested in securities and other assets.

The Sub-adviser further agrees that, in performing its duties hereunder, it will:

a. comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

b. manage the Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

c. place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer the Sub-adviser may choose, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

d. furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Fund's assets or contemplated investments consistent with applicable law and regulations. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the

Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

e. make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such available data regarding the Fund, as may be mutually agreed upon from time to time;

f. promptly notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Sub-adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

In performing its duties under this Agreement, the Sub-adviser shall manage and invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Sub-adviser by the Manager, the Fund's administrator, accountant, custodian or other agent designated by the Manager as responsible for testing compliance of the Fund (the “Compliance Agent”). The Sub-adviser further agrees to manage and invest the Fund's assets in accordance with instructions as may be provided to the Sub-adviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Fund meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

In fulfilling its obligations under this Agreement, the Sub-adviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of 0.35%. The “average daily net assets” of the Fund shall mean the average of the values attributed to the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Fund's transactions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Fund and the Sub-adviser and a copy will be provided promptly to the Fund upon its written request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term “Sub-adviser” shall include any officers, directors, partners, employees, agents or other affiliates of the Sub-adviser performing services for the Fund.

7. Indemnification.

a. The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Sub-adviser in bad faith in a grossly negligent manner inconsistent with the Fund's stated investment objectives, guidelines and restrictions, any intentional failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any willful omission to disclose material facts, by the Sub-adviser to the Fund or the Manager or any willful violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Sub-adviser in transmitting orders to any broker for execution.

b. The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

c. If any party seeks indemnification under this Agreement (an “indemnified party”), it shall notify the other party (the “indemnifying party”) in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

9. Documentation. The Trust shall provide the Sub-adviser with the following documents:

a. the Trust's registration statement relating to the Fund, and any amendments thereto;

b. the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

c. resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-adviser to serve as Sub-adviser and approving this Sub-advisory Agreement;

d. the Trust's Notification of Registration on Form N-8A; and

e. all procedures, policies or other documentation relating to the Sub-adviser's activities under this Sub-advisory Agreement.

10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Manager, or (c) by the Sub-adviser upon thirty (30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10 shall be without penalty and, further, the compensation schedule set forth in Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10. This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

If to the Manager: HSBC Investments (USA) Inc. 452 Fifth Avenue New York, New York 10018 Attention: .
If to the Sub-adviser:
Transamerica Investment Management, LLC 109 North Main Street, Suite 700 Dayton, Ohio 45409 Attention: John M. McCann, General Counsel

Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

13. Miscellaneous.

a. This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c. If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable.

d. Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

e. This Sub-advisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Sub-advisory Agreement.

f. The undersigned officer of the Fund has executed this Sub-advisory Agreement not individually, but as an officer under the Fund's Declaration of Trust, and the obligations of this Sub-advisory Agreement are not binding upon the Fund's Trustees, its officers, or shareholders in the Fund individually, but bind only the Fund Trust estate.

g. The Manager hereby acknowledges that it has received and read a copy of the Sub-adviser's current Form ADV, Part II and Privacy Policy.

h. The Sub-adviser shall vote such stock and other securities possessing “voting” rights which are part of the portion of the Fund managed by the Sub-adviser, personally or by proxy, consistent with the Sub-adviser's proxy voting guidelines and processing standards.

i. The Sub-adviser shall not be responsible for voting any proxies relating to securities held in the Fund which proxies have a record date which is prior to the date of the Sub-advisory Agreement or on or after the date of any termination of this Sub-advisory Agreement.

j. The Manager acknowledges and agrees that the Sub-adviser shall have no responsibility for filing claims on behalf of Manager with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Manager may be entitled to participate as a result of its securities holdings. The Sub-adviser's responsibility, with respect thereto, shall be limited to cooperating with the custodian of the assets in making such filings.

k. It is hereby understood and agreed that the Sub-adviser shall not be liable or responsible for any loss incurred in connection with recommendations or investments made by the Sub-adviser or other actions taken by the Sub-adviser with respect to managed assets prior to the termination of this Agreement, provided such actions were taken by the Sub-adviser in accordance with this Agreement. The Manager understands and agrees that financial investments carry substantial risk and Sub-adviser cannot predict or guarantee any particular results. The Sub-adviser shall not be liable or responsible for any loss incurred in connection with any act or omission of the client, administrators, custodian, or any broker-dealer or other third party.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of                , 2005.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

By Name: John M. McCann Title: General Counsel

HSBC INVESTMENTS (USA) INC. MANAGEMENT, LLC

By Name: Title:

Exhibit F

Principal Executive Officers of Transamerica
Investment Management, LLC

Name and Address	Principal Occupation

John Riazzi(1)	Chief Executive Officer
Michelle Stevens(1)	Portfolio Manager
Gary Rolle(2)	Portfolio Manager
Heidi Hu(2)	Portfolio Manager
Ed Han(2)	Portfolio Manager
Kirk Kim(2)	Portfolio Manager
Peter Lopez(2)	Portfolio Manager
David Lubchenco(3)	Managing Director Sales/Marketing
Toby Cromwell(3)	Institutional Sales/Marketing
Larry Norman(4)	Various executive positions within variety of organizations that are members of AEGON group of companies
John Kenney(5)	Executive officer of investment advisor Great Companies, LLC

(1)	109 N. Main Street, Suite 700 Dayton, OH 45402
(2)	1150 S. Olive Street, Suite 2700 Los Angeles, CA 90015
(3)	4600 S. Syracuse Street, Suite 1100 Denver, CO 80237
(4)	4333 Edgewood Road NE Cedar Rapids, IA 52499
(5)	635 Court Street, Suite 100 Clearwater, FL 33756

F-1

Exhibit G

Amended and Restated Master
INVESTMENT ADVISORY CONTRACT

HSBC Investor Funds
3435 Stelzer Road
Columbus, Ohio 43219

December 31, 1999

Amended and restated

March 1, 2001

HSBC Asset Management (Americas) Inc.
140 Broadway
New York, NY 10005

Dear Sirs:

This will confirm the agreement between the undersigned HSBC Investor Funds (the “Trust”) and HSBC Asset Management (Americas) Inc. (the “Adviser”) as follows:

1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the “Funds”) as may be established and designated by the Trust's Board of Trustees (the “Board of Trustees”) from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the “Covered Funds”). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the “Prospectus”) relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the “Sponsor”), the Trust has

employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

(a) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

(a) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

(b) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

(c) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

(d) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a “business day” is any day the New York Stock Exchange is open for trading.

7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements (“includible expenses”), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons”(as defined in the 1940 Act) of any such party.

(a) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the “Declaration”), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

      If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By Name: Title:
ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.

By Title:

Exhibit H

INVESTMENT ADVISORY CONTRACT SUPPLEMENT

HSBC Investor Portfolios
3435 Stelzer Road
Columbus, Ohio 43219

[             ], 2005

HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

      Re: HSBC Investor Mid-Cap Fund

This will confirm the agreement between the undersigned HSBC Investor Funds (the “Trust”) and HSBC Investments (USA) Inc. (the “Adviser”) as follows:

1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Mid-Cap Fund (the “Fund”) is a separate investment portfolio of the Trust.

2. The Trust and the Adviser have entered into an Investment Advisory Contract dated [ ], 2003 (“Advisory Contract”) pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

4. The term “Covered Fund” as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall

H-1

with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of 0.25% of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

6. This Supplement and the Advisory Contract (together, the “Contract”) shall become effective with respect to the Fund on [ ], 2005 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

HSBC INVESTOR FUNDS

By Name: Title:
ACCEPTED:

HSBC INVESTMENTS (USA) INC.

By Title:

H-2

Exhibit I
HSBC INVESTOR FUNDS
HSBC INVESTOR MID-CAP FUND
SUB-ADVISORY AGREEMENT

      AGREEMENT, effective commencing on               , 2005, between Munder Capital Management (the “Sub-adviser”) and HSBC Investments (USA) Inc. (the “Manager”).

      WHEREAS, the Manager has been retained by HSBC Investor Funds, a Massachusetts business trust (the “Trust”) registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory services to the HSBC Investor Mid-Cap Fund (the “Fund”) pursuant to an Investment Advisory Contract dated               , 2005 (the “Advisory Agreement”);

      WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or “interested persons,” as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

      WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In particular, the Sub-adviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Fund.

In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund. The Sub-adviser will determine what portion of the Fund shall be invested in securities and other assets.

The Sub-adviser further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b) manage the Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer the Sub-adviser may choose, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d) furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Fund's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

(e) make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such available data regarding the Fund, as may be mutually agreed upon from time to time;

(f) promptly notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Sub-adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

In performing its duties under this Agreement, the Sub-adviser shall manage and invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Sub-adviser by the Manager, the Fund's administrator, accountant, custodian or other agent designated in writing by the Manager as responsible for testing compliance of the Fund (the “Compliance Agent”). The Sub-adviser further agrees to manage and invest the Fund's assets in accordance with instructions as may be provided to the Sub-adviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Fund meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

In fulfilling its obligations under this Agreement, the Sub-adviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of 0.50%. The “average daily net assets” of the Fund shall mean the average of the values attributed to the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Fund's transactions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Fund and the Sub-adviser and a copy will be provided promptly to the Fund upon its written request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term “Sub-adviser” shall include any officers, directors, partners, employees, agents or other affiliates of the Sub-adviser performing services for the Fund.

7. Indemnification.

(a) The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Sub-adviser in bad faith in a grossly negligent manner inconsistent with the Fund's stated investment objectives, guidelines and restrictions, any intentional failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any willful omission to disclose material facts, by the Sub-adviser to the Fund or the Manager or any willful violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Sub-adviser in transmitting orders to any broker for execution.

(b) The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

(c) If any party seeks indemnification under this Agreement (an “indemnified party”), it shall notify the other party (the “indemnifying party”) in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

9. Documentation. The Trust shall provide the Sub-adviser with the following documents:

(a) the Trust's registration statement relating to the Fund, and any amendments thereto;

(b) the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

(c) resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-adviser to serve as Sub-adviser and approving this Sub-advisory Agreement;

(d) the Trust's Notification of Registration on Form N-8A; and

(e) all procedures, policies or other documentation relating to the Sub-adviser's activities under this Sub-advisory Agreement.

10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Manager, or (c) by the Sub-adviser upon thirty (30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10 shall be without penalty and, further, the compensation schedule set forth in Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10. This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

If to the Manager: HSBC Investments (USA) Inc. 452 Fifth Avenue New York, New York 10018 Attention: .

If to the Sub-adviser: [ ]

      Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

13. Miscellaneous.

(a) This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

(e) This Sub-advisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Sub-advisory Agreement.

(f) The undersigned officer of the Fund has executed this Sub-advisory Agreement not individually, but as an officer under the Fund's Declaration of Trust, and the obligations of this Sub-advisory Agreement are not binding upon the Fund's Trustees, its officers, or shareholders in the Fund individually, but bind only the Fund Trust estate.

(g) The Manager hereby acknowledges that it has received and read a copy of the Sub-adviser's current Form ADV, Part II.

(h) The Sub-adviser shall vote such stock and other securities possessing “voting” rights which are part of the portion of the Fund managed by the Sub-adviser, personally or by proxy, consistent with the Sub-adviser's proxy voting guidelines and processing standards.

(i) The Sub-adviser shall not be responsible for voting any proxies relating to securities held in the Fund which proxies have a record date which is prior to the date of the Sub-advisory Agreement or on or after the date of any termination of this Sub-advisory Agreement.

(j) The Manager acknowledges and agrees that the Sub-adviser shall have no responsibility for filing claims on behalf of Manager with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Manager may be entitled to participate as a result of its securities holdings. The Sub-adviser's responsibility, with respect thereto, shall be limited to cooperating with the custodian of the assets in making such filings.

(k) It is hereby understood and agreed that the Sub-adviser shall not be liable or responsible for any loss incurred in connection with recommendations or investments made by the Sub-adviser or other actions taken by the Sub-adviser with respect to managed assets prior to the termination of this Agreement, provided such actions were taken by the Sub-adviser in accordance with this Agreement. The Manager understands and agrees that financial investments carry substantial risk and Sub-adviser cannot predict or guarantee any particular results. The Sub-adviser shall not be liable or responsible for any loss incurred in connection with any act or omission of the client, administrators, custodian, or any broker-dealer or other third party.

(l) IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of , 2005.

MUNDER CAPITAL MANAGEMENT

By Name: Title:
HSBC INVESTMENTS (USA) INC.

By Name: Title:

Exhibit J

Executive Officers of Munder Capital Management

Name and Address*	Principal Occupation

John S. Adams, CFA	Managing Director & Chief Investment Officer, Equities
Enrique Chang	President and Chief Investment Officer
Sharon E. Fayolle	Managing Director, Cash Management
James V. FitzGerald	Managing Director, Retail Marketing
Peter K. Hoglund, CFA	Managing Director and Chief Administrative Officer
Todd B. Johnson	Managing Director and Chief Investment Officer, Passive Investments
Anne K. Kennedy	Managing Director, Institutional Investment Services
Dennis J. Mooradian	Executive Vice President, Wealth & Institutional Management, Comerica Inc. and Chief Executive Officer, Munder Capital Management
Beth A. Obear	Managing Director, Human Resources
Peter G. Root	Managing Director and Chief Investment Officer, Fixed Income
Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer and Secretary

*	480 Pierce Street, Suite 300, Birmingham, MI 48009-6063.

J-1

Exhibit K

Principal Shareholders of the Funds

Principal Holders of Securities. As of the Record Date the following person(s) owned of record, or were known by the Funds to own beneficially, 5% or more of any class of the Funds' shares.

Name of Fund and Class	Name and Address	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

HSBC INVESTOR FIXED INCOME FUND—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	3,719,780.864	36.10

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	3,718,340.558	36.09

	HSBC SECURITIES (USA) INC. 1 HSBC CENTER BUFFALO NY 14203	1,188,767.826	11.54

	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	1,095,983.933	10.64

	FIRST & CO C/O ALLIANCE BANK NA 160 MAIN ST ATTN TRUST OPS ONEIDA NY 13421	571,320.58	5.55

HSBC INVESTOR GROWTH & INCOME—CLASS A	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	109,474.103	70.32

	HSBC BANK USA TTEE HOPES WINDOWS SALARIED 401K PO BOX 1329 BUFFALO NY 142401329	23,958.868	15.39

	HSBC SECURITIES (USA) INC. 1 HSBC CENTER BUFFALO NY 14203	22,255.674	14.29

HSBC INVESTOR GROWTH & INCOME—CLASS B	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	447,849.053	99.95

HSBC INVESTOR GROWTH & INCOME—CLASS C	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	4,700.637	98.61

Name of Fund and Class	Name and Address	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

HSBC INVESTOR GROWTH & INCOME—CLASS Y	FIRST & CO C/O ALLIANCE BANK NA 160 MAIN ST ATTN TRUST OPS ONEIDA NY 13421	12,086,552.892	56.01

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	4,908,793.888	22.75

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	4,562,227.99	21.14

HSBC INVESTOR INT'L EQUITY—CLASS Y	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	3,795,246.623	36.80

	HSBC SECURITIES (USA) INC. 1 HSBC CENTER BUFFALO NY 14203	3,493,853.503	33.88

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	2,043,649.42	19.82

HSBC INVESTOR MID-CAP FUND—CLASS A	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	175,639.542	83.13

	HSBC BANK USA FBO HULBERT BROS 401K DAILY PO BOX 1329 BUFFALO NY 14240-1329	35,538.355	16.82

HSBC INVESTOR MID-CAP FUND—CLASS B	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	836,007.698	99.77

HSBC INVESTOR MID-CAP FUND—CLASS C	HSBC SECURITIES (USA) INC. 452 FIFTH AVE NEW YORK NY 10018	11,377.759	99.99

HSBC INVESTOR MID-CAP FUND—TRUST	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	9,741,670.91	76.96

	HSBC SECURITIES (USA) INC. 1 HSBC CENTER BUFFALO NY 14203	1,628,542.214	12.87

Name of Fund and Class	Name and Address	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	936,107.593	7.40

HSBC INVESTOR SMALL CAP EQUITY—CLASS Y	HSBC SECURITIES (USA) INC. 1 HSBC CENTER BUFFALO NY 14203	7,341,157.048	45.50

	HSBC BANK USA HSBC BANK USA PLAN P O BOX 1329 BUFFALO NY 14240-1329	4,111,716.95	25.48

	VANGUARD FIDUCIARY TRUST COMPANY HSBC INVESTOR FUNDS 400 DEVON PARK DRIVE WAYNE PA 19087	1,583,886.163	9.82

	FIRST & CO C/O ALLIANCE BANK NA 160 MAIN ST ATTN TRUST OPS ONEIDA NY 13421	1,191,347.544	7.38

The Trustees and Officers as a group owned less than 1% of the outstanding shares of the Funds

Appendix 1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

PROXY	HSBC INVESTOR FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2005	PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the above-listed Trust for use at a Special Meeting of the Shareholders (the “Special Meeting”) of the HSBC Investor Growth and Income Fund (the "Fund"), to be held on April 18, 2005 at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

The undersigned, revoking previous proxies, hereby appoints Marc Schuman and Michael Lawlor, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may properly come before the Special Meeting, in their discretion.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	HIS_15036A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The following numbers correspond to the Proposals set forth in the Proxy Statement.

		FOR	AGAINST	ABSTAIN

1a.	Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

1b.	Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Transamerica Investment Management, LLC.

1c.

Authorization for the Board of Trustees and HSBC Investments (USA) Inc. to select and change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

4.	To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

HIS_15036A

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE, or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

PROXY	HSBC INVESTOR FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2005	PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the above-listed Trust for use at a Special Meeting of the Shareholders (the “Special Meeting”) of the HSBC Investor Mid-Cap Fund (the "Fund"), to be held on April 18, 2005 at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

The undersigned, revoking previous proxies, hereby appoints Marc Schuman and Michael Lawlor, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may properly come before the Special Meeting, in their discretion.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	HIS_15036B

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The following numbers correspond to the Proposals set forth in the Proxy Statement.		FOR	AGAINST	ABSTAIN

2a.	Approval of Investment Advisory Agreement with HSBC Investments (USA) Inc.

2b.	Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Munder Capital Management.

2c.

Authorization for the Board of Trustees and HSBC Investments (USA) Inc. to select and change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

3.	Approval of the elimination of the fundamental investment restriction on purchasing securities issued by any registered investment company.

4.	To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

HIS_15036B

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.